Supplement dated October 3, 2025
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia International Equity Income ETF	2/28/2025
Effective immediately, the Average Annual Total Returns table under the header Performance Information in the Fund's Summary Prospectus and in the “Summary of Columbia International Equity Income ETF” section of the Fund's Prospectus is deleted in its entirety and replaced with the following:
 Average Annual Total Returns (for periods ended December 31, 2024)

	Inception Date	1 Year	5 Years	Life of Fund
At NAV	06/13/2016
returns before taxes		5.79%	5.70%	6.57%
returns after taxes on distributions		5.13%	5.05%	5.59%
returns after taxes on distributions and sale of Fund shares		4.07%	4.51%	5.12%
Solactive GFS Developed Markets ex NA Large & Mid Cap Value Style USD Index (Net) (TR) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		8.06%	6.68%	7.39%
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		5.68%	5.09%	6.26%
Beta Advantage® International ESG Equity Income Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		6.53%	N/A	21.66%*
Combined Former Indices** (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		6.53%	6.37%	7.44%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		3.82%	4.73%	6.52%

*
The Life of Fund Index performance is for the period from October 14, 2022 through December 31, 2024.
**
The Combined Former Indices 5 Years and Life of Fund performance represents the Fund’s Former Index (Beta Advantage® Sustainable International Equity Income 100 Index (Net)) performance for the period from June 13, 2016 to October 14, 2022 and the Fund’s other former Index (Beta Advantage® International ESG Equity Income Index (Net)) performance for the period from October 14, 2022 through December 31, 2024. The Combined Former Indices 1 Year performance represents the performance of the Beta Advantage® International ESG Equity Income Index (Net).
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP271_10_012_(10/25)